UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2009

Paladin Realty Income Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-51860	20-0378980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Blvd., Suite 1400

Los Angeles, California 90024

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 996-8704

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

We previously filed a Current Report on Form 8-K on October 7, 2009, reporting our acquisition of our interest in Lofton Place Apartments, located in Tampa, Florida, as described in such Current Report. We are filing this Current Report on Form 8-K/A to provide the financial information required by Item 9.01 of Form 8-K.

After reasonable inquiry, we are not aware of any material factors relating Lofton Place Apartments that would cause the reported revenues and certain operating expenses relating to it not to be necessarily indicative of future operating results.

(a) Financial Statements of Real Estate Property Acquired.

The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Lofton Place Apartments

(b) Unaudited Pro Forma Financial Information.

The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Paladin Realty Income Properties, Inc. and Subsidiaries

Summary of Unaudited Pro Forma Financial Statements	F-9
Pro Forma Consolidated Balance Sheet as of September 30, 2009 (unaudited)	F-11
Pro Forma Consolidated Statement of Operations For the Nine Months ended September 30, 2009 (unaudited)	F-13
Pro Forma Consolidated Statement of Operations For the Year ended December 31, 2008 (unaudited)	F-15

(d) Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALADIN REALTY INCOME PROPERTIES, INC.

Date: December 14, 2009	By:	/s/ JOHN A. GERSON
John A. Gerson Chief Financial Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of

Paladin Realty Income Properties, Inc.

We have audited the accompanying Statement of Revenues and Certain Operating Expenses of Lofton Place Apartments, a property located at 5412 Deerbrook Creek Circle, Tampa, Florida (the “Property”) for the year ended December 31, 2008 (the “Historical Summary”). This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property’s revenues and operating expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses of the Property for the year ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Imowitz Koenig & Co., LLP

New York, New York

December 3, 2009

Lofton Place Apartments

Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2008

	100% Ownership	PRIP Lofton, LLC’s 60.0% Ownership Interest
Revenues
Rental income	$2,594,148	$1,556,489
Other revenue	238,729	143,237

Total revenues	2,832,877	1,699,726

Certain operating expenses
Operating expenses	889,585	533,751
Real estate taxes	335,801	201,481
Management fees	112,979	67,787

Total of certain operating expenses	1,338,365	803,019

Excess of revenues over certain operating expenses	$1,494,512	$896,707

See accompanying notes to the statement of revenues

and certain operating expenses.

Lofton Place Apartments

Notes to the Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2008

(1) Organization

Lofton Place Apartments is an existing 280 unit multifamily community property (the “Property”) which was built in 1988 and is located at 5412 Deerbrook Creek Circle, Tampa, Florida. On October 1, 2009, an affiliate of Paladin Realty Income Properties, Inc. (“Paladin”), PRIP Lofton, LLC (“PRIP Lofton”), entered into a joint venture with NVR Lofton Place, LP (“NVR”) and BH Lofton, LLC (“BH”). PRIP Lofton owns a 60.0% interest and NVR and BH own the remaining 34% and 6%, respectively. On, October 1, 2009 Evergreen at Lofton Place, LLC (“Evergreen at Lofton Place”) acquired Lofton Place Apartments.

(2) Basis of Presentation

The Statement of Revenues and Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with filings with the SEC. The Historical Summary includes revenues and certain operating expenses of the Property, exclusive of interest income, interest expense, depreciation and amortization, and non-recurring items which may not be comparable to the corresponding amounts reflected in the future operations of the Property. The Historical Summary also presents revenues and certain operating expenses of the Property allocable to PRIP Lofton’s 60.0% ownership interest.

(3) Principles of Reporting and Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4) Significant Accounting Policies

a) Revenue Recognition

The Property’s lease agreements are operating leases. Rental income is recognized in accordance with the terms of each lease. Other revenue consists of various tenant related charges and are recognized as revenue in the period in which the applicable charge is incurred.

Lofton Place Apartments

Notes to the Statement of Revenues and Certain Operating Expenses—(Continued)

For the Year Ended December 31, 2008

b) Accounts Receivable

Bad debts are recorded under the specific identification method, whereby, uncollectible receivables are directly written off when identified.

c) Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

(5) Mortgage Loan

In connection with the closing of the Lofton Place Apartments acquisition, Evergreen at Lofton Place obtained a loan with CW Capital, LLC in the amount of $12,000,000, as evidenced by a Multifamily Note dated October 1, 2009 (the “Multifamily Note”). The Multifamily Note was assigned to Freddie Mac pursuant to an Assignment of Multifamily Note, dated October 1, 2009. The loan bears interest at a fixed rate of 5.66% and matures on October 1, 2019. Except if the loan is assigned to a REMIC, the loan is generally prepayable subject to a prepayment premium based on the remaining amount of the loan and then-current interest rates. The loan is secured by a mortgage on the Property pursuant to a Multifamily Mortgage, Assignment of Rents and Security Agreement, effective as of October 1, 2009 (the “Security Instrument”). The Security Instrument was assigned to Freddie Mac pursuant to an Assignment of Security Instrument, dated October 1, 2009. In addition, the loan is guaranteed by Charles M. Thompson, but only upon the occurrence of certain limited events (the “Guaranty Agreement”). The Guaranty Agreement was assigned to Freddie Mac pursuant to a Freddie Mac Omnibus Assignment-CME, dated October 1, 2009. Charles M. Thompson is one of the owners of NVR.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of

Paladin Realty Income Properties, Inc.

We have reviewed the accompanying Statement of Revenues and Certain Operating Expenses of Lofton Place Apartments, a property located at 5412 Deerbrook Creek Circle, Tampa, Florida (the “Property”) for the nine months ended September 30, 2009 (the “Historical Summary”). This Historical Summary is the responsibility of the Property’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of the interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property’s revenues and operating expenses.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim Historical Summary for it to be in conformity with accounting principles generally accepted in the United States of America.

/s/ Imowitz Koenig & Co., LLP

New York, New York

December 3, 2009

Lofton Place Apartments

Statement of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2009

	100% Ownership	PRIP Lofton, LLC’s 60.0% Ownership Interest
Revenues
Rental income	$1,877,742	$1,126,645
Other revenue	230,356	138,214

Total revenues	2,108,098	1,264,859

Certain operating expenses
Operating expenses	701,146	420,688
Real estate taxes	264,499	158,699
Management fees	84,279	50,567

Total of certain operating expenses	1,049,924	629,954

Excess of revenues over certain operating expenses	$1,058,174	$634,905

See accompanying notes to the statement of revenues

and certain operating expenses.

Lofton Place Apartments

Notes to the Statement of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2009

(1) Organization

Lofton Place Apartments is an existing 280 unit multifamily community property (the “Property”) which was built in 1988 and is located at 5412 Deerbrook Creek Circle, Tampa, Florida. On October 1, 2009, an affiliate of Paladin Realty Income Properties, Inc. (“Paladin”), PRIP Lofton, LLC (“PRIP Lofton”), entered into a joint venture with NVR Lofton Place, LP (“NVR”) and BH Lofton, LLC (“BH”). PRIP Lofton owns a 60.0% interest and NVR and BH own the remaining 34% and 6%, respectively. On, October 1, 2009 Evergreen at Lofton Place, LLC (“Evergreen at Lofton Place”) acquired Lofton Place Apartments.

(2) Basis of Presentation

The Statement of Revenues and Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with filings with the SEC. The Historical Summary includes revenues and certain operating expenses of the Property, exclusive of interest income, interest expense, depreciation and amortization, and non-recurring items which may not be comparable to the corresponding amounts reflected in the future operations of the Property. The Historical Summary also presents revenues and certain operating expenses of the Property allocable to PRIP Lofton’s 60.0% ownership interest.

(3) Principles of Reporting and Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4) Significant Accounting Policies

d) Revenue Recognition

The Property’s lease agreements are operating leases. Rental income is recognized in accordance with the terms of each lease. Other revenue consists of various tenant related charges and are recognized as revenue in the period in which the applicable charge is incurred.

Lofton Place Apartments

Notes to the Statement of Revenues and Certain Operating Expenses—(Continued)

For the Nine Months Ended September 30, 2009

e) Accounts Receivable

Bad debts are recorded under the specific identification method, whereby, uncollectible receivables are directly written off when identified.

f) Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

(5) Mortgage Loan

In connection with the closing of the Lofton Place Apartments acquisition, Evergreen at Lofton Place obtained a loan with CW Capital, LLC in the amount of $12,000,000, as evidenced by a Multifamily Note dated October 1, 2009 (the “Multifamily Note”). The Multifamily Note was assigned to Freddie Mac pursuant to an Assignment of Multifamily Note, dated October 1, 2009. The loan bears interest at a fixed rate of 5.66% and matures on October 1, 2019. Except if the loan is assigned to a REMIC, the loan is generally prepayable subject to a prepayment premium based on the remaining amount of the loan and then-current interest rates. The loan is secured by a mortgage on the Property pursuant to a Multifamily Mortgage, Assignment of Rents and Security Agreement, effective as of October 1, 2009 (the “Security Instrument”). The Security Instrument was assigned to Freddie Mac pursuant to an Assignment of Security Instrument, dated October 1, 2009. In addition, the loan is guaranteed by Charles M. Thompson, but only upon the occurrence of certain limited events (the “Guaranty Agreement”). The Guaranty Agreement was assigned to Freddie Mac pursuant to a Freddie Mac Omnibus Assignment-CME, dated October 1, 2009. Charles M. Thompson is one of the owners of NVR.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Paladin Realty Income Properties, Inc. (“Paladin REIT”) included in Paladin REIT’s Form 10-K for the fiscal year ended December 31, 2008 and Paladin REIT’s Form 10-Q for the quarterly period ended September 30, 2009, as filed with the Securities and Exchange Commission.

The following unaudited pro forma consolidated balance sheet as of September 30, 2009 has been prepared to give effect to the acquisition by Evergreen at Lofton Place, LLC (“Evergreen”), a single-purpose limited liability company in which Paladin REIT holds a 60.0% membership interest, of Lofton Place Apartments located at 5412 Deerbrook Creek Circle, Tampa, Florida 33624 (“Lofton Place”) (the “Lofton Place Acquisition”) as if the Lofton Place Acquisition occurred on September 30, 2009. The actual acquisition of Lofton Place occurred on October 1, 2009. Paladin Realty Income Properties, L.P. (“Paladin OP”) is a Delaware limited partnership that was organized to own and operate properties on behalf of Paladin REIT and is a consolidated subsidiary of Paladin REIT. The 60.0% membership interest in Evergreen is held by PRIP Lofton, LLC, a Delaware limited liability company and wholly-owned subsidiary of Paladin OP.

The following unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2009 has been prepared to give effect to the Lofton Place Acquisition, as if the Lofton Place Acquisition had occurred on January 1, 2008. The actual acquisition of Lofton Place occurred on October 1, 2009.

The following unaudited pro forma consolidated statement of operations for the year ended December 31, 2008 has been prepared to give effect to (1) the acquisition by KC Retreat Associates, LLC (“KC Retreat”), a single-purpose limited liability company in which Paladin REIT holds a 97.5% membership interest, of the Retreat of Shawnee located at 11128 West 76th Terrace, Shawnee, Kansas (“Retreat Apartments”) (the “Retreat Acquisition”), (2) the acquisition of a 49% membership interest in Park Hill Partners I, LLC (“Park Hill”), a single-purpose limited liability company that owns Hilltop Apartments at 8601 Newton Avenue in Kansas City, Missouri, (“Hilltop”) (the “Hilltop Acquisition”), (3) the acquisition of a 42.5% membership interest in FPA/PRIP Conifer, LLC, a single-purpose limited liability company that owns Conifer Crossing at 3383 Holcomb Bridge Road NW, Norcross, Georgia (“Conifer Crossing”) (the “Conifer Crossing Acquisition”), (4) the acquisition of a 47.65% membership interest in FPA/PRIP Governor Park, LLC (“FPA/PRIP Governor Park”), a single-purpose limited liability company that owns Two and Five Governor Park at 6310 Greenwich Drive, San Diego, California 92122 and 5060 Shoreham Place, San Diego, California 92122 (“Two and Five Governor Park”) (the “Two and Five Governor Park Acquisition”) and (5) the Lofton Place Acquisition (collectively the “Acquisitions”) as if the Acquisitions occurred on January 1, 2008. The actual acquisition of Retreat Apartments occurred on January 14, 2008, the actual acquisition of Hilltop occurred on April 7, 2008, the actual acquisition of Conifer Crossing occurred on August 5, 2008, the actual acquisition of Two and Five Governor Park occurred on December 19, 2008 and the actual acquisition of Lofton Place occurred on October 1, 2009. The 97.5% membership interest in KC Retreat is held by PRIP 11128, LLC, a Delaware limited liability company and wholly-owned subsidiary of Paladin OP. The 49% membership interest in Park Hill is held by PRIP 6700, LLC, a Delaware limited liability company and wholly-owned subsidiary of Paladin OP. The 42.5% membership interest in FPA/PRIP Conifer is held by PRIP 3383, LLC, a Delaware limited liability company and wholly-owned subsidiary of Paladin OP. The 47.65% membership interest in FPA/PRIP Governor Park is held by PRIP 5060/6310, LLC, a Delaware limited liability company and wholly-owned subsidiary of Paladin OP.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the Acquisitions been consummated as of the dates indicated. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair market value of the assets and liabilities acquired in connection with the Acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2009

(UNAUDITED)

		Pro Forma Adjustments
		Acquisition
	Paladin Realty Income Properties, Inc. and Subsidiaries Historical[a]	Lofton Place Apartments		Pro Forma Total
Assets
Real estate:
Buildings and improvements	$101,604,455	$12,003,055	b	$113,607,510
Land	27,320,704	3,600,000	b	30,920,704
Furniture, fixtures and equipment	3,701,772	500,000	b	4,201,772
In-place leases	1,099,508	—		1,099,508
Tenant improvements	587,692	—		587,692

	134,314,131	16,103,055		150,417,186
Less: Accumulated depreciation and amortization	(7,734,388)	—		(7,734,388)

Total real estate, net	126,579,743	6,103,055		142,682,798
Investment in real estate joint venture	1,562,057	—		1,562,057
Cash and cash equivalents	5,096,571	(2,944,598	)de	2,151,973
Restricted cash	2,858,953	420,154	be	3,279,107
Prepaid expenses and other assets, net	1,750,774	175,324	b	1,926,098

Total Assets	$137,848,098	$13,753,935		$151,602,033

Liabilities and Shareholders’ Equity
Mortgages and notes payable	$100,193,263	$12,000,000	c	$112,193,263
Due to affiliates	2,073,339			2,073,339
Unaccepted subscriptions for common shares	83,307	(83,307	)e	—
Accrued expenses and other liabilities	2,987,608			2,987,608
Dividends payable	427,072			427,072

Total liabilities	105,764,589	11,916,693		117,681,282

Equity:
Company Stockholders’ Equity:
Preferred shares, $0.01 par value, 100,000,000 shares authorized; none issued or outstanding	—	—		—
Common shares, $0.01 par value, 750,000,000 shares authorized; 4,250,264 shares issued and outstanding as of September 30, 2009	42,502	83	e	42,585
Additional paid-in-capital	38,558,207	83,224	e	38,641,431
Treasury shares, at cost - 136,426 shares as of September 30, 2009	(1,265,523)	—		(1,265,523)
Accumulated deficit and dividends	(12,657,003)	(208,839	)f	(12,865,842)
Total Company Stockholders’ Equity	24,678,183	(125,532)		24,552,651

Noncontrolling interests	7,405,326	1,962,774		9,368,100

Total Equity	32,083,509	1,837,242		33,920,751

TOTAL LIABILITIES AND EQUITY	$137,848,098	$13,753,935		$151,602,033

a	Historical financial information is derived from the unaudited consolidated financial statements of Paladin REIT as of September 30, 2009 which are included in Paladin REIT’s previously filed quarterly report on Form 10-Q for the nine months ended September 30, 2009.
b	To record the pro forma effect of the acquisition of Lofton Place Apartments, assuming that the acquisition had occurred on September 30, 2009.
c	Reflects the seller financed loan associated with the acquisition of Lofton Place Apartments, assuming the acquisition had occurred on September 30, 2009.
d	Reflects the net change in cash and cash equivalents contributed to Paladin OP for the acquisition of Lofton Place Apartments, assuming that the acquisition had occurred on September 30, 2009
e	Proceeds from sales of common shares after September 30, 2009 for unaccepted subscriptions held in escrow as of September 30, 2009.
f	Reflects costs associated with the acquisition of Lofton Place Apartments that are to be expensed rather then capitalized upon acquisition.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2009

(UNAUDITED)

		Pro Forma Adjustments
		Acquisitions
	Paladin Realty Income Properties, Inc. and Subsidiaries Historical[a]	Lofton Place Apartments		Pro Forma Total
Revenues
Rental income	$9,957,468	$1,877,742	b	$11,835,210
Other income	900,645	230,356	b	1,131,001
Interest income	14,000	—		14,000

Total Revenues	10,872,113	2,108,098		12,980,211

Expenses
Property operating expenses	4,767,322	701,146	b	5,468,468
Real property taxes	968,427	264,499	b	1,232,926
General and administrative expenses	2,022,309	107,229	b	2,129,538
Interest expense, including amortization of deferred financing costs	4,734,697	528,210	c	5,262,907
Depreciation and amortization expense	2,612,889	375,075	b	2,987,964

Total Expenses	15,105,644	1,976,159		17,081,803

(Loss) income before equity in earnings and noncontrolling interests	(4,233,531)	131,939		(4,101,592)
Equity in income from real estate joint venture	59,168	—		59,168

Net (loss) income	(4,174,363)	131,939		(4,042,424)
Noncontrolling interests	1,203,029	(62,275	)d	1,140,754

Net (loss) income attributable to Company	$(2,971,334)	$69,664		$(2,901,670)

Net loss per common share
Basic	$(0.75)			$(0.73)

Diluted	$(0.75)	$(0.73)

Weighted average number of common shares outstanding
Basic	3,983,508	3,991,839

Diluted	3,983,508	3,991,839

a	Historical financial information is derived from the unaudited consolidated financial statements of Paladin REIT as of September 30, 2009 which are included in Paladin REIT’s previously filed quarterly report on Form 10-Q for the nine months ended September 30, 2009.
b	Pro forma results of Lofton Place Apartments, assuming the acquisition of Lofton Place Apartments had occurred on January 1, 2008. General and administrative expenses includes Paladin REIT’s asset management fees of $22,950. Lofton Place Apartments was acquired on October 1, 2009.
c	Interest expense on Lofton Place Apartments mortgage payable of $12,000,000 at 5.66% per annum plus amortization of deferred financing costs of $13,149 assuming the acquisition occurred on January 1, 2008.
d	Noncontrolling interests is adjusted to reflect pro forma ownership of 0.5% of Paladin OP by Paladin Realty Advisors, LLC and the ownership of Lofton Place Apartments by NVR Lofton Place, LLC of 34% and BH Lofton, LLC of 6%, unaffiliated third parties.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2008

(UNAUDITED)

		Pro Forma Adjustments
		Acquisitions
	Paladin Realty Income Properties, Inc and Subsidiaries Historical[a]	Retreat Apartments		Hilltop Apartments		Conifer Crossing		Two and Five Governor Park		Lofton Place Apartments		Pro Forma Total
Revenues
Rental income	$10,564,798	$83,736	b	$167,997	e	$2,139,230	h	$703,155	k	$2,594,148	n	$16,253,064
Other income	921,225	8,949	b	17,998	e	174,682	h	40,274	k	238,729	n	1,401,857
Interest income	103,788	—		—		—		—		—		103,788

Total Revenues	11,589,811	92,685		185,995		2,313,912		743,429		2,832,877		17,758,709

Expenses
Property operating expenses	4,332,542	33,270	b	67,117	e	765,448	h	369,998	k	889,585	n	6,457,960
Real property taxes	878,813	7,044	b	13,863	e	197,785	h	140,094	k	335,801	n	1,573,400
General and administrative expenses	1,873,251	7,979	b	15,138	e	164,599	h	73,461	k	143,579	n	2,278,007
Interest expense, including amortization of deferred financing costs	4,430,622	29,896	c	67,607	f	1,027,983	i	940,409	l	706,167	o	7,202,684
Depreciation and amortization expense	2,764,030	24,631	b	54,633	e	436,373	h	516,776	k	500,100	n	4,296,543
Acquisition costs	—	—		—		—		—		246,065	n	246,065

Total Expenses	14,279,258	102,820		218,358		2,592,188		2,040,738		2,821,297		22,054,659

Loss before equity in earnings and noncontrolling interests	(2,689,447)	(10,135)		(32,363)		(278,276)		(1,297,309)		11,580		(4,295,950)
Equity in income from real estate joint venture	88,224	—		—		—		—		—		88,224

Net (loss) income	(2,601,223)	(10,135)		(32,363)		(278,276)		(1,297,309)		11,580		(4,207,726)
Noncontrolling interests	242,673	46	d	148	g	141,296	j	1,271,301	m	(77,769	)p	1,577,695

Net (loss) income attributable to Company	$(2,358,550)	$(10,089)		$(32,215)		$(136,980)		$(26,008)		$(66,189)		$(2,630,031)

Net loss per common share
Basic	$(0.73)											$(0.81)

Diluted	$(0.73)											$(0.81)

Weighted average number of common shares outstanding
Basic	3,219,095											3,227,426

Diluted	3,219,095											3,227,426

a	Historical financial information is derived from the audited consolidated financial statements of Paladin REIT for the year ended December 31, 2008 which are included in Paladin REIT’s previously filed annual report on Form 10-K for the year ended December 31, 2008.

b	Pro forma results of Retreat Apartments, assuming the acquisition of Retreat Apartments had occurred on January 1, 2008. General and administrative expenses includes Paladin REIT’s asset management fees of $1,425. Retreat Apartments was acquired on January 14, 2008.
c	Interest expense on Retreat Apartments mortgage payable of $13,600,000 at 5.58% per annum plus amortization of deferred financing costs of $384 assuming the acquisition had occurred on January 1, 2008.
d	Noncontrolling interests is adjusted to reflect pro forma ownership of 0.5% of Paladin OP by Paladin Realty Advisors, LLC and the 2.5% ownership of Retreat Apartments by JTL Holdings, LLC and JTL Asset Management, Inc., unaffiliated third parties.
e	Pro forma results of Hilltop Apartments, assuming the acquisition of Hilltop Apartments had occurred on January 1, 2008. General and administrative expenses includes Paladin REIT’s asset management fees of $3,150. Hilltop Apartments was acquired on April 7, 2008.
f	Interest expense on Hilltop Apartments mortgage payable of $4,250,000 at 5.81% per annum plus amortization of deferred financing costs of $1,761 assuming the acquisition had occurred on January 1, 2008.
g	Noncontrolling interests is adjusted to reflect pro forma ownership of 0.5% of Paladin OP by Paladin Realty Advisors, LLC and the 51.0% ownership of Hilltop Apartments by JTL Properties, LLC, an unaffiliated third party.
h	Pro forma results of Conifer Crossing, assuming the acquisition of Conifer Crossing had occurred on January 1, 2008. General and administrative expenses includes Paladin REIT’s asset management fees of $29,315. Conifer Crossing was acquired on August 5, 2008.
i	Interest expense on Conifer Crossing mortgage payable of $28,700,000 at 5.96% per annum plus amortization of deferred financing costs of $20,678 assuming the acquistion occurred on January 1, 2008.
j	Noncontrolling interests is adjusted to reflect pro forma ownership of 0.5% of Paladin OP by Paladin Realty Advisors, LLC and the 57.5% ownership of Conifer Crossing by FPA Conifer Investors, LLC, an unaffiliated third party.
k	Pro forma results of Two and Five Governor Park, assuming the acquisition of Two and Five Governor Park had occurred on January 1, 2008. General and administrative expenses includes Paladin REIT’s asset management fees of $22,861. Two and Five Governor Park was acquired on December 19, 2008.
l	Interest expense on Two and Five Governor Park mortgage payable of $11,440,000 at 7.00% per annum plus amortization of deferred financing costs of $164,450 assuming the acquistion occurred on January 1, 2008.
m	Noncontrolling interests is adjusted to reflect pro forma ownership of 0.5% of Paladin OP by Paladin Realty Advisors, LLC and the 52.35% ownership of Two and Five Governor Park by FPA Governor Park Investors, LLC, an unaffiliated third party.
n	Pro forma results of Lofton Place Apartments, assuming the acquisition of Lofton Place Apartments had occurred on January 1, 2008. General and administrative expenses includes Paladin REIT’s asset management fees of $30,600. Lofton Place Apartments was acquired on October 1, 2009.
o	Interest expense on Lofton Place Apartments mortgage payable of $12,000,000 at 5.66% per annum plus amortization of deferred financing costs of $17,532 assuming the acquisition occurred on January 1, 2008.
p	Noncontrolling interests is adjusted to reflect pro forma ownership of 0.5% of Paladin OP by Paladin Realty Advisors, LLC and the ownership of Lofton Place Apartments by NVR Lofton Place, LLC of 34% and BH Lofton, LLC of 6%, unaffiliated third parties.